UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2026
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001992084
BENCHMARK 2023-V4 MORTGAGE TRUST
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001258361
Citigroup Commercial Mortgage Securities Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001701238
Citi Real Estate Funding Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541502
Goldman Sachs Mortgage Company
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000927971
Bank of Montreal
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001549574
Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0000835271
JPMorgan Chase Bank, National Association
(Exact name of sponsor as specified in its charter)

New York	333-262701-05	38-4279492 38-4279493
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Computershare Trust Company, N.A.
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity) (Zip Code)

(212) 816-5343
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

Reference is hereby made to the pooling and servicing agreement (the “Benchmark 2023-V4 PSA”) dated as of November 1, 2023, relating to the Benchmark 2023-V4 Mortgage Trust (the “Issuing Entity”).  The Benchmark 2023-V4 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed on November 21, 2023 under Commission File Number 333-262701-05.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Benchmark 2023-V4 PSA.

The Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Lake Merritt Plaza, an asset of the Issuing Entity, is being serviced pursuant to the pooling and servicing agreement (the “BMO 2023-5C2 PSA”), dated as of November 1, 2023, between BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, which governs the issuance of the BMO 2023-5C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-5C2.  The BMO 2023-5C2 PSA was filed as Exhibit 4.3 to the Current Report on Form 8-K with respect to the Issuing Entity, filed on November 14, 2023 under Commission File Number 333-262701-05.

Pursuant to Section 6.08 (a) of the BMO 2023-5C2 PSA, the directing holder under BMO 2023-5C2 PSA has terminated Greystone Servicing Company LLC as special servicer under the BMO 2023-5C2 PSA, and has appointed CWCapital Asset Management LLC to act as successor special servicer under the BMO 2023-5C2 PSA effective as of July 15, 2026.  A copy of the related Acknowledgment and Assumption of Proposed Special Servicer dated July 15, 2026 is attached hereto as Exhibit 20.1.

Item 9.01                             Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.                          Description

Exhibit 20.1                         Acknowledgment and Assumption of Proposed Special Servicer, dated July 15, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson
Richard Simpson, President

Date:  July 15, 2026